EXHIBIT 10.8

January __, 2007

Solomon Technologies, Inc.
1400 L&R Industrial Boulevard
Tarpon Springs, Florida 34689

Re: Securities Purchase Agreement, dated as of January 17, 2007 (the “Purchase Agreement”), by and among Solomon Technologies, Inc., a Delaware corporation (the “Company”) and the purchasers signatory thereto (each, a “Purchaser” and, collectively, the “Purchasers”)

Purchasers:

Pursuant to Section 2.2(a)(vi) of the Purchase Agreement and in satisfaction of a condition of the Company’s obligations under the Purchase Agreement, the undersigned security holder of the Company hereby irrevocably agrees that, commencing upon the execution of the Purchase Agreement and continuing until the earlier of (a) 12 months from the date of the Closing and (b) the date that the Purchasers no longer hold any Debentures and Warrants (“Purchased Securities”) purchased pursuant to the Purchase Agreement (the “Restriction Period”), the undersigned will not offer, sell, transfer, contract to sell, hypothecate, hedge, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise)), directly or indirectly, including without limitation through an affiliate of the undersigned, within any three month period, shares of common stock of the Company now owned or hereafter acquired, whether beneficially or of record, by the undersigned, including, but not limited to, common stock acquired upon exercise of options or warrants or acquired upon conversion of any other securities owned by the undersigned (collectively, the “Securities”) in an amount that exceeds 2% of the shares of common stock of the Company issued and outstanding as shown by the most recent report or statement published by the Company, except by means of a private transaction (a) in an amount of 500,000 or more shares in a single block at a price per share that is not lower than the closing price on the Trading Day preceding the date of such sale, as reported on the Company’s principal Trading Market or (b) in connection with which the proposed transferee agrees in writing to be bound by all of the provisions of this agreement prior to the consummation of such private transaction. Notwithstanding the foregoing, this agreement shall be void ab initio if the Closing does not occur on or before January 16, 2007. Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement.

The undersigned acknowledges that the execution, delivery and performance of this letter agreement (this “Letter Agreement”) is a material inducement to each Purchaser to complete the transactions contemplated by the Purchase Agreement and that each Purchaser (which shall be a third party beneficiary of this Letter Agreement) and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefore and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

Solomon Technologies, Inc.
January ___, 2007

This letter agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, Purchasers holding at least 67% of the Purchased Securities and the undersigned. This letter agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and each Purchaser.

*****************

Solomon Technologies, Inc.
January ___, 2007

The undersigned agrees that the undersigned will permit:

1. A copy of this Agreement to be available from the Company or the Company's transfer agent upon request; and

2. A letter to be sent by counsel for the Company to the Company’s transfer agent advising the transfer agent of these restrictions.

Very truly yours,

________________________________________
Signature
Print Name: _______________________________
Position in Company:________________________
Address for Notice:

Securities held: _____________________________

By signing below, the Company acknowledges the restrictions on transfer set forth in this Letter Agreement.

SOLOMON TECHNOLOGIES, INC.

By: _______________________________
Name:
Title:

January __, 2007

Solomon Technologies, Inc.
1400 L&R Industrial Boulevard
Tarpon Springs, Florida 34689

Re: Securities Purchase Agreement, dated as of January 17, 2007 (the “Purchase Agreement”), by and among Solomon Technologies, Inc., a Delaware corporation (the “Company”) and the purchasers signatory thereto (each, a “Purchaser” and, collectively, the “Purchasers”)

Purchasers:

Pursuant to Section 2.2(a) of the Purchase Agreement and in satisfaction of a condition of the Company’s obligations under the Purchase Agreement, the undersigned security holder of the Company hereby irrevocably agrees that, commencing upon the execution of the Purchase Agreement and continuing until the earlier of (a) 24 months from the date of the Closing and (b) the first date by which (i) all of the Debentures purchased pursuant to the Purchase Agreement have been redeemed or converted and all of the shares of common stock, if any, issued upon conversion of the Debentures have been sold and (ii) 70% of the Warrants purchased pursuant to the Purchase Agreement have been exercised (the “Restriction Period”) the undersigned will not offer, sell, transfer, contract to sell, hypothecate, hedge, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise)), directly or indirectly, including without limitation through an affiliate of the undersigned, within any three month period, any shares of common stock of the Company acquired upon conversion of shares of Series C Preferred Stock of the Company owned by the undersigned (collectively, the “Securities”) except by means of a private transaction in connection with which the proposed transferee agrees in writing to be bound by all of the provisions of this agreement prior to the consummation of such private transaction. Notwithstanding the foregoing, this agreement shall be void ab initio if the Closing does not occur on or before January 16, 2007. Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement.

The undersigned acknowledges that the execution, delivery and performance of this letter agreement (this “Letter Agreement”) is a material inducement to each Purchaser to complete the transactions contemplated by the Purchase Agreement and that each Purchaser (which shall be a third party beneficiary of this Letter Agreement) and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefore and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

This letter agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, Purchasers holding at least 67% of the Debentures and Warrants purchased pursuant to the Purchase Agreement and the undersigned. This letter agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and each Purchaser.

Solomon Technologies, Inc.
January ___, 2007

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Purchasers.

*****************

Solomon Technologies, Inc.
January ___, 2007

The undersigned agrees that the undersigned will permit:

1. A copy of this Agreement to be available from the Company or the Company's transfer agent upon request; and

2. A letter to be sent by counsel for the Company to the Company’s transfer agent advising the transfer agent of these restrictions.

Very truly yours,

________________________________________
Signature
Print Name: _______________________________
Position in Company:________________________
Address for Notice:

Securities held: _____________________________

By signing below, the Company acknowledges the restrictions on transfer set forth in this Letter Agreement.

SOLOMON TECHNOLOGIES, INC.

By: ________________________
Name:
Title: